UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 20, 2016

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s Telephone Number, including Area Code)

(Registrant’s Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 22, 2016, Waddell & Reed Financial, Inc. (the “Company”) entered into the First Amendment to the Rights Agreement, dated as of April 8, 2009 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A. (the “Amendment”).

The effect of the Amendment is to permit the Company to waive provisions of the Rights Agreement at any time, in its sole and absolute discretion, so long as the rights outstanding under the Rights Agreement are redeemable at the time of such waiver.

The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

ITEM 2.02                                  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 26, 2016, the Company issued a press release announcing the Company’s financial results for the fiscal quarter ended June 30, 2016.  A copy of the Company’s press release is furnished as Exhibit 99.1 and incorporated herein by reference.

ITEM 3.03                                  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth under Item 1.01 is incorporated herein by reference.

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In connection with his role as Non-Executive Chairman of the Board, effective August 1, 2016, Henry J. Herrmann will receive an annual retainer of $325,000, which will be pro-rated for the remainder of 2016.  Mr. Herrmann will not be eligible to receive meeting fees or grants of restricted stock pursuant to the Company’s director compensation program.

ITEM 5.03                                  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 20, 2016, the Board of Directors of the Company approved an amendment and restatement of the Company’s Bylaws, effective immediately, that (i) removed the section regarding Chairman of the Board and Vice Chairman of the Board from Article V and added a section regarding Chairman of the Board to Article III to clarify that the Chairman of the Board may be, but is not required to be, an officer of the Company, (ii) modified Section 1 and removed Section 9 of Article V regarding the election of officers, and (iii) removed the last sentence in Article III, Section 1 regarding the mandatory director retirement age, as that requirement is set forth in the Company’s Corporate Governance Guidelines.

The above summary of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the Company’s Amended and Restated Bylaws, a copy of which is attached to this current report as Exhibit 3.1 and incorporated by reference herein.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

3.1                               Amended and Restated Bylaws of Waddell & Reed Financial, Inc.

4.1                               First Amendment to Rights Agreement, dated as of July 22, 2016, between Waddell & Reed Financial, Inc. and Computershare Trust Company, N.A., as rights agent.

99.1                        Press Release dated July 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: July 26, 2016	By:	/s/ Brent K. Bloss
Brent K. Bloss
Senior Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Waddell & Reed Financial, Inc.

4.1	First Amendment to Rights Agreement, dated as of July 22, 2016, between Waddell & Reed Financial, Inc. and Computershare Trust Company, N.A., as rights agent.

99.1	Press Release dated July 26, 2016